Exhibit 10.27.7
EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
     This Eighth Amendment to Loan and Security Agreement (this “Amendment”) is dated as of the 15th day of December, 2009, by and among EMERSON RADIO CORP. (“ERC US”), a Delaware corporation, EMERSON RADIO MACAO COMMERCIAL OFFSHORE LIMITED (“ER Macao”), a Macao corporation, MAJEXCO IMPORTS, INC. (“MI”), a California corporation, EMERSON RADIO (HONG KONG) LIMITED (“ER Hong Kong”), a Hong Kong corporation, and EMERSON RADIO INTERNATIONAL LTD. (“ER BVI”), a British Virgin Island company, jointly and severally as co-borrowers and co-obligors, except as set forth in Section 11.8 of the Loan Agreement, as defined below (collectively, the “Borrowers” and each is referred to individually herein as a “Borrower”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Bank”).
BACKGROUND
          A. Borrowers and Bank are parties to a certain Loan and Security Agreement dated as of December 23, 2005 (as the same has been and may be amended or otherwise modified from time to time, the “Loan Agreement”), and the other Loan Documents (as defined in the Loan Agreement). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Loan Agreement.
          B. Borrowers and Bank are parties to a certain Seventh Amendment to Loan and Security Agreement dated as of July 13, 2009 (the “Seventh Amendment”).
          C. Borrowers have requested and Bank has agreed to amend certain terms of the Loan Agreement, subject to the terms, conditions and provisions of this Amendment.
          NOW, THEREFORE, with the foregoing Background hereinafter deemed incorporated by this reference, the parties hereto, intending to be legally bound, promise and agree as follows:
     1. AMENDMENTS TO LOAN AGREEMENT
     Upon the effectiveness of this Amendment, the Loan Agreement is amended as follows:
          1.1 Fixed Charge Coverage Ratio. The OLEVIA Purchase (as defined in the Seventh Amendment) and the Real Estate Purchase (as defined in the Seventh Amendment) shall be excluded from the determination of the Fixed Charge Coverage Ratio for the applicable calculation periods.
          1.2 Capital Expenditures. Notwithstanding Section 7.2 of the Loan Agreement, Borrowers shall not expend on gross fixed assets (including gross leases to be capitalized under GAAP and leasehold improvements) an amount exceeding $5,000,000 in the aggregate during the fiscal year ending March 31, 2010.
     2. CONFIRMATION OF INDEBTEDNESS
          Each Borrower hereby confirms and agrees that, as of the close of business on the date hereof, the total principal amount of outstanding Revolver Loans under the Loan Agreement is

$0, and the face amount of all outstanding Letters of Credit is $1,568,391.87 and that each Borrower is unconditionally liable to Bank for such amounts, together with all accrued and unpaid interest and expenses through the date hereof, without any set-off, deduction, counterclaim or defense.
     3. FURTHER ASSURANCES
          Each Borrower hereby agrees to take all such actions and to execute and/or deliver to Bank all such agreements, instruments, certificates, assignments, financing statements and other documents, as Bank may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.
     4. CONFIRMATION OF COLLATERAL
          Each Borrower covenants, confirms and agrees that as security for the repayment of the Obligations, Bank has, and shall continue to have, and is hereby granted a continuing lien on and security interest in the Collateral (including the Smith Barney Securities), all whether now owned or hereafter acquired, created or arising, including all proceeds thereof. Each Borrower acknowledges and agrees that nothing herein contained in any way impairs Bank’s existing rights and priority in the Collateral.
     5. REPRESENTATIONS AND WARRANTIES
          Each Borrower warrants and represents to Bank that:
          5.1 By execution of this Amendment, Borrowers confirm that all representations and warranties made by Borrowers to Bank shall be true and correct in all material respects, with the same effect as though the representations and warranties had been made on and as of the date hereof, except to the extent such representation and warranty are made as of a specific prior date.
          5.2 The execution and delivery by each Borrower of this Amendment and the performance of the transactions herein contemplated (i) are and will be within its power, (ii) have been authorized by all necessary action, and (iii) are not and will not be in contravention of any order of court or other agency of government, of law, of any organization document of such Borrower or of any indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.
          5.3 This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will constitute the legal, valid and binding obligations of each Borrower, enforceable in accordance with their respective terms, subject only to bankruptcy and similar laws affecting creditors’ rights generally.
          5.4 There are no outstanding Defaults or Events of Default under any of the Loan Documents.
          5.5 There has been no change which could have a Material Adverse Effect on any Borrower since the date of the most recent financial statements of such Borrower delivered to

Bank from time to time.
     6. EFFECTIVENESS CONDITIONS
          This Amendment shall not be effective until the following conditions have been met to the sole satisfaction of Bank (which satisfaction shall be evidenced by Bank’s counter-execution and delivery to ERC US of a fully executed counterpart of this Amendment):
               (i) Borrowers shall have executed and delivered to Bank this Amendment.
               (ii) Borrowers shall have paid to Bank, in immediately available funds, a non-refundable waiver and amendment fee in an amount equal to $2,500, which fee is fully earned by Bank upon the execution of this Amendment.
     7. REAFFIRMATION
          This Amendment shall be incorporated into and made part of the Loan Agreement. Except as expressly modified by the terms hereof, all of the terms and conditions of the Loan Agreement, and all of the other Loan Documents, are hereby reaffirmed and shall continue in full force and effect as therein written.
     8. RELEASE
          As further consideration for the agreement of Bank to enter into this Amendment, each Borrower hereby waives, releases, and discharges Bank, all affiliates of Bank and all of the directors, officers, employees, attorneys and agents of Bank and all affiliates of such Persons, from any and all known claims, demands, actions or causes of action existing as of the date hereof, arising out of or in any way relating to this Amendment, the Loan Agreement, the Loan Documents and/or any documents, agreements, instruments, dealings or other matters connected with this Amendment, the Loan Agreement, the Loan Documents or the administration thereof.
     9. MISCELLANEOUS
          9.1 Integrated Agreement. The Loan Documents and this Amendment shall be construed as integrated and complementary of each other, and as augmenting and not restricting Bank’s rights, remedies and security. If, after applying the foregoing, an inconsistency still exists, the provisions of this Amendment shall control.
          9.2 Severability. Any provision hereof, or of the Loan Agreement or any other Loan Document that is prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          9.3 Non-Waiver. No omission or delay by Bank in exercising any right or power under this Amendment, or the Loan Documents or any related agreement will impair such right or power or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and signed by Bank and then only to the extent specified. Bank’s rights and remedies are cumulative and concurrent and may be pursued singly, successively or together.
          9.4 Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision of this Amendment.
          9.5 Survival. All warranties, representations and covenants made by Borrowers herein, or in any agreement referred to herein or on any certificate, document or other instrument delivered by it or on its behalf under this Amendment, shall be considered to have been relied upon by Bank. All statements in any such certificate or other instrument shall constitute warranties and representations by Borrower hereunder. All warranties, representations, and covenants made by Borrowers hereunder or under any other agreement or instrument shall be deemed continuing until the Obligations are indefeasibly paid and satisfied in full.
          9.6 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of Borrowers and Bank, and their respective successors and assigns; provided, that Borrowers may not assign any of its rights hereunder without the prior written consent of Bank, and any such assignment made without such consent will be void.
          9.7 Governing Law. This Amendment, the Loan Agreement and the Loan Documents shall be deemed contracts made under the laws of the State of the Jurisdiction and shall be governed by and construed in accordance with the laws of said state (excluding its conflict of laws provisions if such provisions would require application of the laws of another jurisdiction) except insofar as the laws of another jurisdiction may, by reason of mandatory provisions of law, govern the perfection, priority and enforcement of security interests in the Collateral.
          9.8 WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AMENDMENT OR THE LOAN AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ENTER INTO AND ACCEPT THIS AMENDMENT.
          9.9 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile transmission or .pdf shall be deemed to be an original signature hereto.
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWERS:	EMERSON RADIO CORP.
	By:	/s/ Greenfield Pitts
		Name:	Greenfield Pitts
		Title:	Group CFO

EMERSON RADIO MACAO COMMERCIAL OFFSHORE LIMITED
	By:	/s/ Lau Ho Kit, Ivan
		Name:	LAU HO KIT, IVAN
		Title:	CFO ASIAN OPERATIONS

MAJEXCO IMPORTS, INC.
	By:	/s/ Greenfield Pitts
		Name:	Greenfield Pitts
		Title:	President

SIGNED, SEALED and DELIVERED as a Deed for and in the name of EMERSON RADIO (HONG KONG) LIMITED by its attorney		) ) ) )
/s/ Lau Ho Kit, Ivan
Name:	LAU HO KIT, IVAN	)
in the presence of		)

Witness:

Name:	AU MEI YI, ANGEL
Signature:	/s/ Au Mei Yi, Angel

EMERSON RADIO INTERNATIONAL LTD.
By:	/s/ Lau Ho Kit, Ivan
	Name:	LAU HO KIT, IVAN
	Title:	CFO-ASIAN OPERATIONS

[SIGNATURE PAGE TO EIGHTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT]

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BANK:	WACHOVIA BANK, NATIONAL ASSOCIATION
	By:	/s/ Georgios C. Kyvernitis
		Name:	Georgios C. Kyvernitis
		Title:	Director

[SIGNATURE PAGE TO EIGHTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT]

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